Exhibit 10.17

THIRD OMNIBUS AMENDMENT AND WAIVER

This THIRD OMNIBUS AMENDMENT AND WAIVER (this “Amendment and Waiver”), dated as of January 23, 2008 is entered into by and among CALYON NEW YORK BRANCH (together with its successors and assigns, “Calyon New York”), as the administrative agent (the “Administrative Agent”), as a bank and as a managing agent, ATLANTIC ASSET SECURITIZATION LLC, as an issuer (together with its successors and assigns, “Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (together with its successors and assigns, “La Fayette”), JS SILOED TRUST (together with its successors and assigns, “JUSI Trust”), as successor in interest to JUPITER SECURITIZATION COMPANY LLC (“Jupiter”), as an issuer, GRESHAM RECEIVABLES (NO. 6) LIMITED, as an issuer (“Gresham”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (together with its successors and assigns, “JPMorgan Chase”), LLOYDS TSB BANK PLC, as a bank and a managing agent (together with its successors and assigns, “Lloyds”), RESIDENTIAL FUNDING COMPANY LLC, formerly known as Residential Funding Corporation, as the collateral agent (together with its successors and assigns, the “Collateral Agent”), UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, as the servicer (together with its successors and assigns, the “Servicer”) and a seller (“UAMC”), UAMC CAPITAL, LLC, as the borrower and the buyer (together with its successors and assigns, respectively, the “Borrower” and the “Buyer”), UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, as a seller (together with its successors and assigns, “UAMCC”), EAGLE HOME MORTGAGE, LLC (together with its successors and assigns, “EHM”), as a seller and as subservicer (the “Subservicer”), and EAGLE HOME MORTGAGE OF CALIFORNIA, INC., as a seller (together with its successors and assigns, “EHMC” and together with EHM, UAMC and UAMCC, collectively, the “Sellers”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

RECITALS

WHEREAS, the Sellers, and the Buyer, entered into that certain Master Repurchase Agreement, dated as of May 23, 2003, as amended by the Amended and Restated Addendum to the Master Repurchase Agreement dated as of September 25, 2006, as amended by the First Omnibus Amendment (the “First Omnibus Amendment”) dated as of June 29, 2007 and the Second Omnibus Amendment (the “Second Omnibus Amendment”) dated as of August 20, 2007, by and among Administrative Agent, Atlantic, Gresham, JUSI Trust, La Fayette, JPMorgan Chase, the Servicer, the Subservicer, the Collateral Agent, the Borrower and the Sellers (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Subservicer and the Servicer entered into that certain Amended and Restated Collateral Agency Agreement, dated as of September 25, 2006, as amended by the First Omnibus Amendment and the Second Omnibus Amendment (as the same may be amended, restated, supplemented or modified from time to time, the “Collateral Agency Agreement”);

WHEREAS, the Borrower, Atlantic, La Fayette, Gresham, Jupiter, Calyon New York, Lloyds, JPMorgan Chase, the Subservicer and the Servicer have entered into that certain Amended and Restated Loan Agreement, dated as of September 25, 2006, as amended by the First Amendment to Loan Agreement and Waiver dated as of June 15, 2007, the First Omnibus Amendment and the Second Omnibus Amendment (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement” and, collectively with the Repurchase Agreement and the Collateral Agency Agreement, the “Operative Documents”); and

WHEREAS, the parties hereto desire to amend the Operative Documents as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

Section 1. Amendments to the Loan Agreement.

(a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of Advance Rate in its entirety and replaced with the following:

“Advance Rate” means (A) for any date prior to January 25, 2008 (i) with respect to a Conforming Loan, ninety-eight percent (98%); (ii) with respect to an Alt-A Loan, ninety-seven percent (97%) or, if an Alt-A FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, ninety-five percent (95%); (iii) with respect to a Jumbo Loan (other than a Super Jumbo Loan), ninety-seven percent (97%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety-five percent (95%); (iv) with respect to a Subprime Loan or Second-Lien Loan, ninety-five percent (95%); (v) with respect to a Super Jumbo Loan, ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety percent (90%); and (vi) with respect to Uncovered Mortgage Loans, ninety-five percent (95%) and (B) for any date on or after January 25, 2008 (i) with respect to a Conforming Loan, ninety-five percent (95%); (ii) with respect to an Alt-A Loan, ninety-five percent (95%) or, if an Alt-A FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, ninety-five percent (95%); (iii) with respect to a Jumbo Loan (other than a Super Jumbo Loan), ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety-five percent (95%); (iv) with respect to a Subprime Loan or Second-Lien Loan, ninety-five percent (95%); (v) with respect to a Super Jumbo Loan, ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety percent (90%); and (vi) with respect to Uncovered Mortgage Loans, ninety-five percent (95%).

(b) Section 1.1 of the Loan Agreement is hereby amended by deleting from the definition Maximum Facility Amount “$700,000,000” and replacing it with $600,000,000”.

(c) Section 2.1(d) of the Loan Agreement is hereby amended by adding “(i)” to the beginning of such provision, deleting the period at the end of such provision and replacing it with a semicolon and adding the following subclause (ii) to the end of such provision:

(ii) If the Performance Guarantor ceases to have the Required Ratings, the Borrower shall immediately notify the Administrative Agent and the Managing Agents and the Administrative Agent on behalf of the Managing Agents may, and shall at the direction of the Majority Banks, do any one or both of the following: (1) declare the entire unpaid balance of the Obligations immediately due and payable, whereupon it shall be due and payable 10 Business Days after notification by the Administrative Agent to the Borrower; and (2) declare the Drawdown Termination Date to have occurred, terminate the Bank Commitments and reduce the Maximum Facility Amount to zero which shall be effective upon notification by the Administrative Agent to the Borrower.

(d) Section 8.1(ee) is hereby deleted in its entirety and replaced with the following: “[Reserved]”.

(e) Schedule I of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto as Appendix A.

Section 2. Amendments to the Repurchase Agreement.

Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of Advance Rate in its entirety and replaced with the following:

“Advance Rate” means (A) for any date prior to January 25, 2008 (i) with respect to a Conforming Loan, ninety-eight percent (98%); (ii) with respect to an Alt-A Loan, ninety-seven percent (97%) or, if an Alt-A FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, ninety-five percent (95%); (iii) with respect to a Jumbo Loan (other than a Super Jumbo Loan), ninety-seven percent (97%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety-five percent (95%); (iv) with respect to a Subprime Loan or Second-Lien Loan, ninety-five percent (95%); (v) with respect to a Super Jumbo Loan, ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety percent (90%); and (vi) with respect to Uncovered Mortgage Loans, ninety-five percent (95%) and (B) for any date on or after January 25, 2008 (i) with respect to a Conforming Loan, ninety-five percent (95%); (ii) with respect to an Alt-A Loan, ninety-five percent (95%) or, if an Alt-A FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the

Administrative Agent, ninety-five percent (95%); (iii) with respect to a Jumbo Loan (other than a Super Jumbo Loan), ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety-five percent (95%); (iv) with respect to a Subprime Loan or Second-Lien Loan, ninety-five percent (95%); (v) with respect to a Super Jumbo Loan, ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety percent (90%); and (vi) with respect to Uncovered Mortgage Loans, ninety-five percent (95%).

Section 3. Amendments to the Collateral Agency Agreement.

(a) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the definition of Advance Rate in its entirety and replaced with the following:

“Advance Rate” means (A) for any date prior to January 25, 2008 (i) with respect to a Conforming Loan, ninety-eight percent (98%); (ii) with respect to an Alt-A Loan, ninety-seven percent (97%) or, if an Alt-A FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, ninety-five percent (95%); (iii) with respect to a Jumbo Loan (other than a Super Jumbo Loan), ninety-seven percent (97%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety-five percent (95%); (iv) with respect to a Subprime Loan or Second-Lien Loan, ninety-five percent (95%); (v) with respect to a Super Jumbo Loan, ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety percent (90%); and (vi) with respect to Uncovered Mortgage Loans, ninety-five percent (95%) and (B) for any date on or after January 25, 2008 (i) with respect to a Conforming Loan, ninety-five percent (95%); (ii) with respect to an Alt-A Loan, ninety-five percent (95%) or, if an Alt-A FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, ninety-five percent (95%); (iii) with respect to a Jumbo Loan (other than a Super Jumbo Loan), ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety-five percent (95%); (iv) with respect to a Subprime Loan or Second-Lien Loan, ninety-five percent (95%); (v) with respect to a Super Jumbo Loan, ninety-five percent (95%) or, if a Jumbo FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then ninety percent (90%); and (vi) with respect to Uncovered Mortgage Loans, ninety-five percent (95%).

(b) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting from the definition Maximum Facility Amount “$700,000,000” and replacing it with $600,000,000”.

Section 4. Waiver.

The Administrative Agent, the Issuers, the Banks, the Managing Agents, the Borrower, the Buyer, the Sellers, the Subservicer and the Servicer, each as applicable, hereby agree to waive, effective as of November 30, 2007 through the date which is thirty calendar days from the date of this Amendment and Waiver (such date which is thirty days from the date of this Amendment and Waiver, the “Waiver Expiration Date”), the following:

(a) compliance with Section 8.1(cc) of the Loan Agreement;

(b) compliance with Section 8.1(e) of the Loan Agreement but only insofar as such Section relates to any potential acceleration of indebtedness pursuant to Section 9.02 of the Lennar Revolver arising in connection with any breach or potential breach of Section 7.01 of the Lennar Revolver;

(c) compliance with Section 7.01(a)(v) of the Repurchase Agreement but only insofar as such Section relates to any potential acceleration of indebtedness pursuant to Section 9.02 of the Lennar Revolver arising in connection with any breach or potential breach of Section 7.01 of the Lennar Revolver; and

(d) compliance with Section 7.01(a)(x) of the Repurchase Agreement but only insofar as such Section relates to breaches or potential breaches of the Loan Agreement that are waived pursuant to Sections 4(a) and (b) of this Amendment and Waiver.

Section 5. Conditional Amendment.

If the Transaction Documents are not further amended to the reasonable satisfaction of all Banks, all acting with good faith effort, on or before the Waiver Expiration Date, the following shall occur:

(a) The definition of “Advance Rate,” each time such definition appears in the Transaction Documents, shall be deleted in its entirety and replaced with the following (the “Amended Advance Rate”):

“Advance Rate” means seventy-five percent (75%) with respect to all Mortage Loans.

(b) The Amended Advance Rate shall be immediately effective as of the Waiver Expiration Date.

(c) For the avoidance of doubt, any prepayments that become due and owing pursuant to Section 2.5(b) of the Loan Agreement as a result of the change of the Advance Rate to the Amended Advance Rate shall be paid in accordance with Section 2.5(b) of the Loan Agreement.

(d) All rights and remedies available to the Lenders and parties to the Transaction Docments shall remain in full force and effect from and after the Waiver Expiration Date.

Section 6. Operative Documents in Full Force and Effect as Amended.

Except as specifically amended hereby or waived hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 7. Miscellaneous.

(a) This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment and Waiver, as though such terms and conditions were set forth herein.

(b) The descriptive headings of the various sections of this Amendment and Waiver are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment and Waiver may not be amended or otherwise modified except as provided in each respective Operative Agreement.

(d) This Amendment and Waiver and the rights and obligations of the parties under this Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT,
BANK AND MANAGING AGENT
AGREED:	CALYON NEW YORK BRANCH

	By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

	By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

ISSUER
AGREED:	ATLANTIC ASSET SECURITIZATION LLC

	By:	Calyon New York Branch,
as Attorney-in-Fact

	By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

	By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

ISSUER
AGREED:	LA FAYETTE ASSET SECURITIZATION LLC

	By:	Calyon New York Branch,
as Attorney-in-Fact

	By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

	By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

(Signature Page One to Third Omnibus Amendment and Waiver)

SERVICER AND SELLER
AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC

	By:	/s/ Robert S. Greaton
	Name:	Robert S. Greaton
	Title:	Vice President

SELLER
AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA

	By:	/s/ Robert S. Greaton
	Name:	Robert S. Greaton
	Title:	Vice President

SELLER AND SUBSERVICER
AGREED:	EAGLE HOME MORTGAGE, LLC

	By:	/s/ Robert S. Greaton
	Name:	Robert S. Greaton
	Title:	CFO

SELLER
AGREED:	EAGLE HOME MORTGAGE OF CALIFORNIA, INC.

	By:	/s/ Robert S. Greaton
	Name:	Robert S. Greaton
	Title:	Vice President

BORROWER AND BUYER
AGREED:	UAMC CAPITAL, LLC

	By:	/s/ Robert S. Greaton
	Name:	Robert S. Greaton
	Title:	Vice President

(Signature Page Two to Third Omnibus Amendment and Waiver)

ISSUER
AGREED:	JS SILOED TRUST

	By:	JPMorgan Chase Bank, N.A. as its Administrative Trustee

		By:	/s/ Julie C. Kraft
		Name:	Julie C. Kraft
		Title:	Vice President

MANAGING AGENT AND BANK
AGREED:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Julie C. Kraft
	Name:	Julie C. Kraft
	Title:	Vice President

(Signature Page Three to Third Omnibus Amendment and Waiver)

ISSUER
AGREED:	GRESHAM RECEIVABLES (NO. 6) LIMITED

	By:	/s/ S. M. Hollywood
	Name:	S. M. Hollywood
	Title:	Director
MANAGING AGENT AND BANK
AGREED:	LLOYDS TSB BANK PLC

	By:	/s/ Edward Leng
	Name:	Edward Leng
	Title:	Director

(Signature Page Four to Third Omnibus Amendment and Waiver)

COLLATERAL AGENT
AGREED:	RESIDENTIAL FUNDING COMPANY LLC

	By:	/s/ Susan H. Snyder
	Name:	Susan H. Snyder
	Title:	Director

(Signature Page Five to Third Omnibus Amendment and Waiver)